UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K regarding the Certificate of Elimination (as defined below) is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2025, American Public Education, Inc. (the “Company”) filed a Certificate of Elimination (the “Certificate of Elimination”) to its Fifth Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware eliminating from the Charter all matters set forth in the Certificate of Designation of Series A Senior Preferred Stock, as filed with the Secretary of State of the State of Delaware on December 28, 2022, with respect to its Series A Senior Preferred Stock, $0.01 par value per share (the “Preferred Stock”). A copy of the Certificate of Elimination relating to the Preferred Stock is listed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On June 23, 2025, the Company redeemed all 400 outstanding shares of Preferred Stock at an amount equal to $111,137.88 per share (which is inclusive of $3,415.91 per share in accrued and unpaid dividends), or aggregate cash consideration of $44,455,152.00 (which is inclusive of $1,366,364.00 in accrued and unpaid dividends).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Elimination of Series A Senior Preferred Stock of American Public Education, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: June 23, 2025	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer